Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of SORL AUTO PARTS, INC. (the “Company”) on Form 10-K Amendment No. 2 for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date here of (the “report”), I, Xiao Ping Zhang, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated this 24th day of July, 2006.	By:	/s/Xiao Ping Zhang

Xiao Ping Zhang
Chief Executive Officer